                                                                     EXHIBIT 3.9

                                                                           FILED
                                                            In the Office of the
                                                     Secretary of State of Texas
                                                                     DEC 22 1997
                                                            Corporations Section

                            ARTICLES OF ORGANIZATION

                                       OF

                                 SOLO TEXAS, LLC

     FIRST: The name of the limited liability company (the "limited liability company") is SOLO TEXAS, LLC

     SECOND: The period of duration of the limited liability company shall be perpetual

     THIRD: The purpose for which the limited liability company is organized is to transact any and all lawful business for which limited liability companies may be organized under the Texas Limited Liability Company Act

     FOURTH: The address of the registered office of the limited liability company in the State of Texas is 800 Brazos, Austin, Texas 78701, and the name of the registered agent of the limited liability company at that address is Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company

     FIFTH: The limited liability company will not have managers. The name and address of the initial member of the limited liability company is as follows

          NAME                     ADDRESS
          ----                     -------
     SOLO CUP COMPANY              c/o Ronald L. Whaley
                                   1700 Old Deerfield Road
                                   Highland Park, IL 60035

     SIXTH: The name and address of the organizer of the limited liability company is as follows

          NAME                     ADDRESS
          ----                     -------
     Robert M. Mintz               Fox and Grove, Chartered
                                   311 S. Wacker Drive, Suite 6200
                                   Chicago, IL 60606-6622

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Signed on  December 17, 1997                    /s/ Robert M. Mintz
                                                --------------------------------
                                                Robert M. Mintz, Organizer

                                        2
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      Office of the Secretary of State                Filed in the Office of the
      Corporations Section                           Secretary of State of Texas
      P.O. Box 13697                              Filing #: 703235622 07/31/2003
      Austin, Texas 78711-3697                           Document #: 39175470858
      (Form 408)                                  Image Generated Electronically
                                                                  for Web Filing

                             STATEMENT OF CHANGE OF
                           ADDRESS OF REGISTERED AGENT

1.    The name of the entity represented is
      SOLO TEXAS, LLC
      ---------------

      The entity's filing number is 703235622
                                    ---------

2. The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

      800 Brazos, Austin, Texas 78701
      -------------------------------

3. The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

      701 Brazos Street, Suite 1050, Austin, Texas 78701
      --------------------------------------------------

4. Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 07/31/03
      --------

                             Corporation Service Company
                             d/b/a CSC-Lawyers Incorporating Service Company
                             -----------------------------------------------

                                 NAME OF REGISTERED AGENT

                             John H. Pelletier, Asst. VP
                             ---------------------------

                                 SIGNATURE OF REGISTERED AGENT

FILING OFFICE COPY